SALES AGENCY AGREEMENT

     AGREEMENT  made  by  and  between  MCI  WorldCom Wireless, Inc. ("MCIW"), a
Delaware  corporation  with  offices  at                                     and
("Agent"),  Lo  Castro  &  Associates,  Inc.  dba  All  Pro Communications, with
            --------------------------------------------------------------
offices  at                                                 .
            ------------------------------------------------

      WHEREAS, MCIW wishes to expand access to its wireless telephone commercial mobile radio services ("MCIW Services"); and

     WHEREAS, Agent desires to market MCIW Services as an independent authorized agent of MCIW pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties agree as follows:


1.   Appointment  of  Agent.

     Subject to the terms of this Agreement, Agent is hereby appointed an independent sales agent with limited authority to solicit, on behalf of MCIW, customers for the MCIW services. The parties acknowledge and agree that the agency relationship established by this Agreement is for the solicitation of wireless telephone communication service and not for the sale of phones or other equipment to be used in conjunction with such services. Any sales by Agent of phones or other equipment shall be solely on the account of Agent and Agent shall not represent that MCIW is in any manner associated with such sale, even if Agent resells phones or equipment purchased from MCIW.

2.   Acceptance  of  Agent  Appointment.

     Agent hereby accepts the appointment by MCIW as its authorized sales agent to solicit orders from Great Lakes Chicago Midwest Region (CGSA) customers for the MCIW Services, subject to the terms and conditions of this Agreement.

     Text omitted per Request for Confidential Treatment by Pinnacle Business Management, Inc.

3.   Commissions/Restrictions.

     A.

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     Management,  Inc.


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     b.   Unless  otherwise  agreed in writing by MCIW , the only commissions or other compensation due Agent are those commissions payable pursuant to
          Section  4  below.

     c.

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     Management,  Inc.

     d.
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          MCIW reserves the right to direct Agent to bar any of its non-employee
          Personnel (including all such Personnel associated with a particular subagent or other entity) from selling MCIW Services if, in MCIW's sole opinion, anyone of such Personnel has not complied with MCIW sales guidelines or the terms of this Agreement.

     Text omitted per Request for Confidential Treatment by Pinnacle Business Management, Inc.


     e. The territory in which Agent may sell the MCIW Services is that portion of the United States, not including any possession, territory, commonwealth or dependency thereof, in which MCIW has the legal and regulatory authority to provide the MCIW Service. Changes in MCIW's legal and regulatory authority to provide the MCIW Service will reduce or enlarge the territory during the course of this Agreement.

     f.
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     .

     g.
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     Management,  Inc.


     h.
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     Management,  Inc.


4.   Commissions/Calculation.

     a.


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     Management,  Inc.

     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


     d.
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     Management,  Inc.


     5.  Term  and  Termination.

     a. The service term begins the first day of the month following the execution of this Agreement by both parties ("Effective Date") and continues for a period of three (3) years. Either party may terminate this Agreement with or without cause at any time upon ninety (90) days prior, written notice to the other party.


     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


     d.
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     Management,  Inc.


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     e.
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     Management,  Inc.


     f.
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     Management,  Inc.


6.   Order  Acceptance.

     a.
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     Management,  Inc.


     b. MCIW may, from time to time and at its discretion, submit leads of potential customers to Agent. The submission of any lead is not and may not be



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          deemed  to  be  MCIW  approval  of the lead as a customer and Agent is responsible for ensuring that the lead is a proper customer prior to submitting any Order, though Agent is under no obligation to so solicit the leads submitted by MCIW. MCIW may, as set forth in this Agreement, refuse any Order for service submitted by Agent from leads referred to Agent by MCIW.

     c. All Orders submitted by Agent are subject to credit screening and credit approval by MCIW in its sole discretion. MCIW has the absolute right to reject Orders or require deposits or other forms of security based on MCIW's estimation of customer's creditworthiness.

7.   Reporting;  Payment.

     a.
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     Management,  Inc.


     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


8.   Relationship  of  Parties.

     a. Agent has no authority to bind MCIW by contract or otherwise or to make representations as to the policies and procedures of MCIW other than as specifically authorized by this Agreement. MCIW and Agent acknowledge and agree that the relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employee relationship or franchise between them and that Agent is an independent contractor with respect to the services provided by it under this Agreement.

     b. Agent shall identify itself as an authorized representative of MCIW only with respect to the services covered by this Agreement and shall otherwise identify itself as an independent business. Unless specifically authorized in writing, neither MCIW nor Agent shall make any express or implied agreements, guarantees or representations, or incur any debt, in the name of or on behalf of the other.

     c. Agent's Personnel (as defined below) are not and may not be deemed to be MCIW employees or joint employees. Agent assumes full responsibility for the acts of its employees and for their supervision, daily direction and control. Agent is equally responsible for the actions of any subcontractors, subagents, consultants or other agents or representatives of Agent as if they were Agent's employees. Collectively, Agent's employees, subcontractors, subagents, consultants and other agents and representatives are referred to herein as Agent's Personnel. MCIW is not responsible for worker's


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          compensation, disability benefits, unemployment insurance, withholding taxes, social security or any other taxes or benefits for Agent's Personnel.

     d. AGENT SHALL MAKE NO WARRANTIES RELATING TO THE SERVICES DESCRIBED HEREIN EXCEPT AS SET FORTH IN SALES LITERATURE PROVIDED TO AGENT BY MCIW OR AS SET, FORTH IN THE FORM OR FORMS OF ORDERS PROVIDED AGENT BY MCIW , OR AS OTHERWISE EXPRESSLY PERMITTED BY MCIW IN WRITING.

     e. This Agreement is not intended to and does not create any third party beneficiaries to the rights and obligations set forth herein, nor may any third party beneficiaries be inferred by operation of law or otherwise.

9.   Marketing.

     a.
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     Management,  Inc.


     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


     d.
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     Management,  Inc.


10.  Sales  Aids  and  Training.

     a.
     Text omitted per Request for Confidential Treatment by Pinnacle Business Management, Inc.


     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


11.  Standards  of  Conduct.

     a.


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12.  Non-Competition.

     a.
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     Management,  Inc.


     b.
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     Management,  Inc.


     c.
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     Management,  Inc.


     13.  Confidentiality;  Publicity.

     a.
     Text omitted per Request for Confidential Treatment by Pinnacle Business Management, Inc.


     b.
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     Management,  Inc.


     c. The restrictions of this Agreement on use and disclosure of Confidential Information do not apply to information that:

          (i) is in the possession or control of Recipient at the time of its disclosure hereunder through no wrongful act of Recipient and with no obligation to Owner not to disclose it;

          (ii) is, or becomes, publicly known through no wrongful act of Recipient, subsequent to the time of Owner's communication thereof to the Recipient;

          (iii) is received by Recipient from a third party free to disclose it without obligation to Owner;

          (iv) is developed independently by Recipient without reference to any of Owner's confidential information or other information that owner disclosed in confidence to any third party; or

          (v)  is  identified by Owner as no longer proprietary or confidential.

     d.
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     Management,  Inc.


     e.


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     f.   Neither  party  shall  disclose any of the terms or conditions of this
          Agreement without the other party's prior written consent except as required by subpoena or other judicial or administrative process.

     g. Neither party shall issue any publicity statement, informational release or consent to any interview, relating to this Agreement or its activities under this Agreement without the prior written consent of the other party.

     h.
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     Management,  Inc.


     i.
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     Management,  Inc.


     j. Any breach of the terms and conditions of this Section during the Term of this Agreement by either party is grounds for immediate termination of this Agreement with cause by the non-breaching party .


     k.
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     l.   Notwithstanding  any  terms  to  the contrary herein, Agent may comply with any government order, court order or other decree to produce or disclose the information after MCIW has been notified of the order or decree and had an opportunity to prevent or restrict its production or disclosure. Agent will provide such notice promptly.


14.  Tradenames and Trademarks.

     a.
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     Management,  Inc.


     b.
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     c.
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     Management,  Inc.


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     d.
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     Management,  Inc.


     e.
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     Management,  Inc.


15.  Advertising  Review.

     a.
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     Management,  Inc.


     b.
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     Management,  Inc.


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     Management,  Inc.


     For  pre-approval  prior  to  submitting  the  aforementioned,  to:

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     Management,  Inc.


16.  Limitation  of  Liability.

     a.
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     Management,  Inc.


     b.
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     Management,  Inc.

     c.
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     Management,  Inc.


     d.
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     Management,  Inc.


     e.
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     Management,  Inc.


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17.  Indemnification.

     a. Agent shall indemnify and hold harmless MCIW , its affiliates, employees, officers and directors from and against any and all claims, actions, suits, proceedings, judgments, damages, liabilities, costs and expenses, including reasonable attorney's fees and allocable cost of in~house counsel, arising directly or indirectly from breach of this Agreement, negligent acts or omissions, or willful misconduct of Agent (including all its Personnel, whether or not approved). MCIW shall give Agent prompt notice of any matter for which it has an indemnification obligation. As between the parties, MCIW will control the defense of such action and settlement negotiations.

     b. Notwithstanding the above or other provisions of this Section 17, Agent agrees to defend, indemnify and hold harmless MCIW from and against any claim or action whatsoever arising from the use or representations by Agent and/or customers and/or any third party authorized by Agent of the MCIW Services to transmit any message or other material which may be libelous or which constitutes an infringement of any copyright or trademark or third party proprietary right, or which violates any provision of any applicable statute or regulation of a Federal, state or local government, or which constitutes false and/or misleading representations or advertising claims.

     c. Agent shall defend, indemnify and hold harmless MCIW and its affiliated companies, their directors, officers, employees and agents, from any and all claims, liabilities, damages or expenses (including allocated costs of in- house counsel and other legal fees and costs) arising from or claimed to have arisen from the payment or nonpayment of any sums to Agent' s Personnel or any other person or entity with respect to MCIW Services, and Agent shall receive and respond to all inquiries related thereto.

     d. Agent will immediately notify MCIW in writing of the commencement or threatened commencement of any action, suit or proceeding, and of the issuance or threatened issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, involving Agent's activities under this Agreement or which may affect Agent's ability to perform its obligations hereunder.

18.  Insurance.


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     Management,  Inc.


19.  Notices.


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     Notices  to be given pursuant to this Agreement will be in writing and will be deemed to have been duly and properly given on the earlier of (i) the date such notice has been received, including but not limited to where such receipt is established by a reputable overnight courier service; or, (ii) five (5) days after deposit of such notice in the United States Mail, postage prepaid, to be delivered by certified mail, return receipt requested, addressed to Agent at the address given above or at such address as it may designate in writing from time to time and addressed to MCIW at:


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     Management,  Inc.


     with  a  copy  to:


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     Management,  Inc.


     or  at  such  address  it  may  designate  in  writing  from  time to time.

20.  Compliance  with  Law.

     Agent will, at its own expense, operate in full compliance with all laws, rules and regulations applicable to, and maintain in force all licenses and permits required for, its performance under this Agreement.

21.  Arbitration  and  Disputes.

     Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation (including, without limitation, any dispute over the arbitrability of an issue), will be settled by binding arbitration in accordance with the J.A.M.S/ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. Unless the parties select a different location, the arbitration will be held in the Chicago, Illinois metropolitan area. The costs of arbitration, including the fees and expenses of the arbitrator, will be shared equally by the parties unless the arbitration award provides otherwise. Each party will bear the cost of preparing and presenting its case. The parties agree that this provision and the Arbitrator's authority to grant relief are subject to the United States Arbitration Act, 9 U.S.C. 1- 16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event does the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The Arbitrator's decision must follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings will be governed by the USAA.

22.  Impossibility  of  Performance.

     Neither MCIW nor Agent will be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations under this Agreement results from (i) compliance with any law, ruling, order, regulation or requirement of any federal, state or municipal government or department or agency thereof or court of competent jurisdiction; (ii) acts of God; (iii) acts or omissions of the other party; (iv) fires, strikes, war, insurrection or riot; (v) or any other cause beyond the party's reasonable control. Any delay resulting therefrom will extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

23.  No  Waiver.

     No waiver of any of the provisions of this Agreement is binding unless it is in writing and signed by both parties. The failure of either party to insist on the strict enforcement of any provision of this Agreement does not constitute a waiver of any provision and all terms shall remain in full force and effect.

24.  Binding  Effect.

     This Agreement will be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that Agent may not assign or otherwise transfer this Agreement or any of its interest herein without the prior, express written consent thereto by MCIW which consent will not be unreasonably withheld. Any attempted assignment without MCIW's prior written consent will be void. Neither the whole nor any part of the interest of Agent in this appointment will be transferred or assigned by operation of law. MCIW may assign this Agreement to its parent, or any subsidiary or affiliate company.

25.  Severability.

     No provision of this Agreement which may be deemed illegal, invalid or unenforceable will in any way invalidate any other provisions of this Agreement, all of which will remain in full force and effect.



26.  Entire  Agreement.

     This Agreement supersedes and replaces all prior and contemporaneous agreements, understandings and representations, whether oral or written, between the parties and relating to the subject matter hereof, and together with the applicable published tariffs and price lists and other documents referenced herein, constitutes the entire understanding of the parties with respect to the subject matter of this Agreement. This Agreement may not be modified, changed, altered or amended except by an express written agreement signed by duly authorized representatives of the parties hereto.


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27.  Controlling  Law.

     This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, is governed by the laws of the State of New York without giving reference to its principles of conflicts of law, except to the extent the Communication's Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission, applies.

28.  Headings.

     The section numbers and captions appearing in this Agreement are inserted only as a matter of convenience and are in no way intended to define, limit, construe or describe the scope or intent of such sections of this Agreement, or in any way affect this Agreement.

29.  Expiration.

     This Agreement is not be valid unless executed by Agent and executed by MCIW . Any and all prior offers made to Agent, whether written or oral, are superseded by this Agreement.


     Agent                                   WorldCom  WIRELESS,  INC.



     ______________________________           ______________________________
     Authorized  Signature                    Authorized  Signature



     ______________________________           _______________________________
     Printed  Name                            Printed  Name



     _______________________________          _______________________________
     Title                                    Title


     _______________________________          _______________________________
     Date                                     Date

================================================================================


                        MCI WORLDCOM WIRELESS SALES AGENT
                          EQUIPMENT PURCHASE AGREEMENT
                 FOR WIRELESS CELLULAR HANDSETS AND ACCESSORIES

This is a purchase agreement for wireless telephone handsets other communications equipment and related accessories Equipment Purchase Agreement Number between MCI Wireless. Inc., WorldCom Wireless, Inc. and their wireless affiliates doing business as MCI WorldCom Wireless ("MCI WorldCom Wireless" or "MCIWW") on the one hand, __________________ ("Buyer"), located  at  ___________________________________  on  the other hand, dated (the
"Agreement").


1. Purchase and Sale or Wireless Equipment Subject to the terms of this Agreement, MCIWW agrees to sell to Buyer and buyer agrees to purchase from MCIWW wireless telephone commercial mobile radio service handsets ("Handsets"), other wireless communications equipment, and any additional accessories, (collectively "Equipment") offered by MCIWW for sale, ordered by Buyer through a purchase order as provided in Section 3 below and delivered by MCIWW (as available) prior to termination of this Agreement.

Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

2.   Term.

2.1 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

2.2 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

2.3 2.3 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.   Charges.

3.1 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.2 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.3 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.


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3.4  Text  omitted  per  Request For Confidential Treatment By Pinnacle Business
     Management,  Inc.

3.5 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.6 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.7 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.8 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

3.9 4. Title and Risk or Loss. Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.


5.   Warranty.

3.10 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

5.2 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

6.   Limitation  or  Liability.

6.1 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

6.2 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

7. Intellectual Property/Use of Marks. Buyer acknowledges that it does not own any of MCIWW's or any of the Equipment manufacturers' designated



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trademarks.  service  marks  and  other symbols (the "Marks"), and agrees not to assert any rights with regards to the Marks nor shall Buyer use any such marks without prior written approval from the owner.

8. Indemnification. Buyer agrees to indemnify, defend and hold harmless MCIWW, its parent companies, subsidiaries, affiliates, and all of their respective directors and employees from any and all liability to third parties arising from
(i) a breach by Buyer of its obligations under this Agreement; (ii) the acts errors, representations, misrepresentations, or negligence of Buyer, its employees, affiliates, distributors or agents, or (iii) violation by Buyer, its affiliates, distributors or agents of a third party's trademarks, service marks, copyrights, trade secrets, proprietary rights, intellectual property rights or publicity rights in connection with the Equipment provided under this Agreement.

9. Force Majeure. Neither party shall be deemed negligent. at fault or liable for any delay or failure in performance resulting from acts of god, war, accidents, labor disputes, strikes or any other cause not the fault of and beyond the reasonable control of the party delayed; provided that the delayed party gives the other party prompt notice of the delay in sufficient detail to permit the notified party to minimize the effect of such delay.

10. Governing Law. Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.

11. Arbitration. Any dispute or disagreement arising out of or related to this Agreement shall be submitted to J.A.M.S/ENDISPUTE for final and binding arbitration by a single, neutral arbitrator pursuant to the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures in effect on the date of commencement of
arbitration,  as  modified  by  this  Agreement.   The  costs  of  arbitration.
including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award otherwise provides. Each party shall bear the cost of preparing and presenting its own case. The arbitration shall be governed by the United States Arbitration Act. 9 U.S.C. 1-16 et seq. ("USAA"). notwithstanding any conflicts or choice of law provision in this Agreement. The parties agree that Washington, D. C. shall be the location for the arbitration hearing. Any controversy over whether an issue is subject to arbitration shall be determined by the arbitrator. The arbitrator has no authority to award punitive, treble or exemplary damages and the parties expressly waive their rights to any such damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings are governed by the USAA.

12. Independent Contractor Status. MCIWW's relationship to Buyer in the performance of this Agreement is that of an independent contractor. Nothing contained in this Agreement shall be deemed or construed as creating a partnership, joint venture or fiduciary relationship between MCIWW and Buyer.

13.  Export  and  Legal  Compliance.

13.1 Buyer acknowledges that certain Equipment and associated technical data which may be provided hereunder may be subject to export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country. Buyer shall not export or re-export any such Equipment or associated technical data or any direct product thereof in violation of any such laws.

13.2 Buyer shall comply with all laws and regulations. including but not limited to import and custom laws and regulations.

13.3 Buyer shall not distribute the Equipment outside of those areas in which MCIWW provides wireless service.

14. Survival. The rights and responsibilities of the parties hereto under the provisions of Sections 6, 10, 11, 14 and 16 shall survive expiration or termination of this Agreement, along with any other provisions which by their nature extend beyond any such expiration or termination.

15.  No  Assignment.
 Text omitted per Request For Confidential Treatment By Pinnacle Business Management, Inc.


16. Entire Agreement; Amendments. This Agreement contains the entire agreement between MCIWW and Buyer concerning its subject matter and supersedes all prior or contemporaneous agreements, representations, expressions or discussions, written or oral, courses of dealing, usages of trade or courses of performance under this or other agreements. This Agreement supersedes all preprinted or other terms and conditions of any purchase order submitted by Buyer concurrently with or pursuant to or in connection with this Agreement. Amendments to this Agreement, with the exception of price revisions as stated above, shall be effective only if in writing and signed by the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date first above written.

ACCEPTED  AND  AGREED  TO:

BUYER

By:  ___________________________


Name:  _________________________


Title:  ________________________

Date:  _________________________

MCI  WIRELESS,  INC.
WORLDCOM  WIRELESS,  INC.
AND  THEIR  WIRELESS  AFFILIATES
D/B/A  MCI  WORLDCOM  WIRELESS

By:  ___________________________


Name:  _________________________


Title:  ________________________

Date:  _________________________

Authorized  Agent:  Locastro  &  Associates,  Inc.  dba  All  Pro Communications
                    ------------------------------------------------------------

Text  Omitted  by  Request  for  Confidential  Treatment  by  Pinnacle  Business
Management,  Inc.  (Print  name  of  Agent)


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